SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported)
                                JANUARY 30, 1998

    Bear Stearns Mortgage Securities Inc. (as Seller under a
    Pooling and Servicing Agreement dated as of December 1, 1997 providing for the issuance of Bear Stearns Mortgage
    Securities Inc. Mortgage Pass-Through Certificates, Series
    1997-6)

                      BEAR STEARNS MORTGAGE SECURITIES INC.
               (Exact name of registrant as specified in charter)


      DELAWARE             333-13617                     13-3633241
   (State or other      (Commission File               (IRS Employer
   jurisdiction of          Number)                    Identification
   incorporation)                                            No.)


      245 PARK AVENUE, NEW YORK, NEW YORK                   10167
     (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code (212) 272-2000


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

    (c)  Exhibits

    EXHIBIT NO.

                4.1 First Amendment, dated as of January 30, 1998, to the Pooling and Servicing Agreement dated as of December 1, 1997 among the Registrant, Liberty Lending
         Services, Inc., and Bankers Trust Company of
         California, N.A.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            BEAR STEARNS MORTGAGE SECURITIES INC.
                                        (Registrant)


Date: February 9, 1998     By: /S/ JOSEPH T. JURKOWSKI, JR.
                                Name:  Joseph T. Jurkowski, Jr.
                                Title: Vice President/Assistant Secretary

                                  EXHIBIT INDEX


EXHIBIT NUMBER             DESCRIPTION

   4.1 First Amendment, dated as of January 30, 1998, to the Pooling and Servicing Agreement dated as of December 1, 1997 among the Registrant, Liberty Lending Services, Inc. and Bankers Trust Company of California, N.A.